Exhibit 99.1

BLUEGREEN VACATIONS INVESTOR PRESENTATION FOURTH QUARTER 2022 APRIL 2023

Forward- looking Statements Certain statements in this presentation are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, are forward-looking statements. Forward-looking statements are based on current expectations of management and can be identified by the use of words such as “believe”, “may”, “could”, “should”, “plans”, “anticipates”, “intends”, “estimates”, “expects”, and other words and phrases of similar import. Forward-looking statements involve risks, uncertainties, and other factors, many of which are beyond our control, that may cause actual results or performance to differ from those set forth or implied in the forward-looking statements. These risks and uncertainties include, without limitation, the risk that the Company is a holding company and, accordingly, will be largely dependent on dividends from Bluegreen to fund its expenses and obligations in future periods, and Bluegreen’s ability to pay dividends will depend on its results and may be limited by the terms of Bluegreen’s indebtedness; risks regarding the amount of shares, if any, which may be repurchased by the Company in the future, the benefits to the Company, if any, of repurchasing shares, the timing of any share repurchases, and the availability of funds for the repurchase of shares; the risk that quarterly dividend payments may not be declared at the current level in the future, on a regular basis as anticipated, or at all; risks relating to Bluegreen’s business, operations, financial results, business strategy and prospects; risks related to public health, general economic conditions, including increasing interest rates, inflationary trends, a potential recession and supply chain issues, and our ability to successfully navigate any adverse condition; competitive conditions; labor market conditions, including costs and shortages of labor, and its impact on Bluegreen’s operations and sales; risks related to changes made to our vacation package programs and their impact on sales, including that the retail marketing reorganization may not result in the benefits anticipated; risks related to our investments in sales and marketing efforts and infrastructure, including their impact on our cash flow and the risk that they may not result in the benefits anticipated; risks related to resort acquisitions and our pursuit of acquisition and development opportunities, including that acquired resorts may not open when planned, the costs and risks of development and renovation activities, including potential construction delays and environmental issues, that we may not be successful in identifying or consummating acquisition or development opportunities in the future, and that acquired or developed resorts may not be successfully operated or result in the benefits anticipated; risks relating to our liquidity and the availability of capital; the risk that our allowance for loan losses may not be adequate and, accordingly, may need to be increased in the future, including if Bluegreen’s default rates increase and exceed expectations; risks related to Bluegreen’s efforts to address the actions of timeshare exit firms and the increase in default rates associated therewith are not successful, or otherwise; risks related to our indebtedness, including the potential for accelerated maturities and debt covenant violations; the impact of public health and general economic conditions, including inflation, on Bluegreen’s consumers, including their income and level of discretionary spending, and on consumer traffic at retail locations; the risk that our core strategy of primarily offering a ‘drive-to’ network of resorts will not continue to serve as a growth driver; the risk that resort operations and club management segment may not continue to produce recurring EBITDA and free cash flow; risks that Bluegreen’s current or future marketing alliances and arrangements, including its marketing arrangements with Bass Pro and the Choice Hotels program, may not be renewed and will expire pursuant to their terms; the risk that vacation package sales, including those in the pipeline, may not convert to tours and/or VOI sales at anticipated or historical rates; the risk that efforts to reactivate older vacation packages which have not been used may not be successful; the risk that resort occupancies may not continue at current or historical levels or meet expectations; our ability to successfully implement strategic plans and initiatives, generate earnings and long-term growth may not result in increased sales, revenues or efficiencies, or otherwise be successful; risks that construction defects, structural failures or natural disasters at or in proximity to Bluegreen’s resort; risks related to expansion of the resort network in existing and to new locations, including that such expansion may not be successful and may increase the Company’s debt and decrease the Company’s free cash flow; risks related to the mix of sales to new customers and existing owners, including that the level of sales to new customers may not be increased or maintained, or support net owner growth in the future; and the additional risks and uncertainties described in the Company's filings with the SEC, including, without limitation, the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 (including the “Risk Factors” section thereof), which was filed on March 13, 2023. The Company cautions that the foregoing factors are not exclusive. You should not place undue reliance on any forward-looking statement, which speaks only as of the date made. The Company does not undertake, and specifically disclaims any obligation, to update or supplement any forward-looking statements. In addition, past performance may not be indicative of future results. Bluegreen Vacations 2

BLUEGREEN VACATIONS Bluegreen Vacations Holding Corporation (NYSE: BVH; OTCQX: BVHBB) (the “Company") is a leading vacation ownership company that markets and sells vacation ownership interests and manages resorts in popular leisure and urban destinations. The Bluegreen Vacation Club is a flexible, points-based, deeded vacation ownership plan with 69 Club and Club Associate Resorts and access to nearly 11,400 other hotels and resorts through partnerships and exchange networks. The Company also offers, through its subsidiaries, a portfolio of comprehensive, fee-based resort management, financial, and sales and marketing services to, or on behalf of, third parties.

Fourth Quarter Highlights 1. Net income attributable to shareholders of $7.6 million(1). 2. Diluted Earnings Per Share (“EPS”) of $0.41(2). 3. Adjusted EBITDA attributable to shareholders(3) of $32.2 million. 4. System-wide sales of VOIs of $186.5 million. 5. Number of guest tours of 58,632. 6. Marketing operations at 129 (gross) Bass Pro and Cabela’s(4) locations. 7. Resort operations and club management segment Adjusted EBITDA of $20.4 million. 8. Sold 46,002 vacation packages. 9. Total revenue of $238.0 million. (1) Excluding the charge relating to exiting of certain marketing locations, net income attributable to shareholders from continuing operations decreased 5% to $11.6 million during the fourth quarter of 2022. Excluding the charge relating to exiting of certain marketing locations, diluted EPS from continuing operations increased 5% to $0.61 during the fourth quarter of 2022. See Appendix for reconciliation. (4) As of January 1, 2023, 23 of our Cabela’s marketing locations were converted to unmanned, virtual kiosks. Bluegreen Vacations 4

Fourth Quarter(1) Performance System-Wide Sales of VOIs $166.6 $186.5 4Q 2021 4Q 2022 Total Revenue $203.0 $238.0 4Q 2021 4Q 2022 Adjusted EBITDA $31.0 $32.2 4Q 2021 4Q 2022 Vacation Packages Sold 53,721 46,002 4Q 2021 4Q 2022 For the three months ended 12/31/2021 and 12/31/2022. See Appendix for reconciliation to net income attributable to shareholders of $13.1 million and $7.6 million for the three months ended 12/31/2021 and 12/31/2022, respectively. Bluegreen Vacations 5

Year to Date(1) Performance Year to Date(1) Performance System-Wide Sales of VOIs $617.6 $743.4 2021 2022 Total Revenue $757.1 $919.4 2021 2022 Adjusted EBITDA attributable to shareholders $122.0 $139.8 2021 2022 Vacation Packages Sold 211,364 168,982 2021 2022 For the years ended 12/31/2021 and 12/31/2022. See Appendix for reconciliation to net income (loss) attributable to shareholders of $57.8 million and $64.4 million for the years ended 12/31/2021 and 12/31/2022. Bluegreen Vacations 6

Sales & Marketing Driven Business 12/31/20211 Vacatin Packages & Leads 12/31/20222 211,000 + 168,000 + Vacation Packages Vacation Packages Sold Sold ~ 214,000 Tours ~ 243,000 Guest Tours (New Custoemr & Existing Owners) Guest Tours (New Custoemr & Existing Owners) In-House Tours $617.6 Million Sasles $743.4 Million System-Wide VOI Sales System-Wide VOI Sales ~ 217,000 Owners ~ 218,000 Vacation Glub Owners Vacation Glub Owners Marketing Mix by % of Sales Other New Customer 22% Sampler 2% Existing Owners 54% Bass Pro/Cabela’s 16% Choice 5% New Customer Sales Existing Owner Saels For the year ended 12/31/2021 For the year ended 12/31/2022 Bluegreen Vacations 7

Liquidity Position ($ in millions) Liquidity Position Unrestricted Cash $140.2 $175.7 12/31/2021 12/31/2022 Free Cash Flow(1) (3) $63.4 ($28.0) YTD 2021 YTD 2022 Availability (2) Under Credit Lines $266.1 $430.5 12/31/2021 12/31/2022 Liquidity Profile As of December 31, 2022, the Company had total availability(2) of $430.5 million under its receivable-backed purchase and credit facilities, inventory renovation loans and corporate credit line. For the years ended 12/31/21 & 12/31/22, respectively. Subject to eligible collateral and the terms and conditions of each facility. See the Appendix for a reconciliation of cash flow from operating activities to free cash flow, which is defined as cash from operating activities less capital expenditures. Bluegreen Vacations 8

Strategic Relationships Bluegreen has multiple channels intended to generate sales within our core demographic Bass Pro Shops Cabela’s Exclusive in-store Bass Pro marketing relationship Operation of 129 (gross) kiosks in Bass Pro and Cabela’s stores(1) Choice HOTELS Marketing to Choice customers, including over 50 million Choice Privileges members through a call transfer program and outbound telemarketing methods (1) As of January 1, 2023, 23 of our Cabela’s marketing locations were converted to unmanned, virtual kiosks. Bluegreen Vacations 9

Extensive Network for Reaching Target Customers Bluegreen Club Resorts (43) Bluegreen Club Resorts - Big Cedar JV (3) Bluegreen Owned Resorts (1) Bluegreen Club Associate Resorts (23) Bass Pro Shops’ with Bluegreen (69) Cabela’s with Bluegreen (59) Percent of Owner Population by State 6-10% 4-5% 2-3% <2% Bluegreen Vacations 10

A Leading Operator of “Drive-To” Vacation Ownership Resorts Approximately 88% of owners live within a 4-hour drive to a Bluegreen resort Geographically diverse owner base Opportunities for growth in the western U S Bluegreen Club Resorts (43) Bluegreen Club Resorts - Big Cedar JV (3) Bluegreen Owned Resorts (1) Bluegreen Club Associate Resorts (23) Percent of Owner Population by State 6-10% 4-5% 2-3% <2% Owner data as of 12/31/22. Club Resorts include resorts in which owners have the right to control and use most of the units in connection with their ownership. Club Associate Resorts include resorts in which owners have the right to use a limited number of units in connection with their ownership. Bluegreen Vacations 11

Securitizations and Other Credit Facilities ($ in millions) Recent Securitization History 2022-A 2020-A 2018-A 2017-A 2016-A 2015-A Initial Note Amount $172.00 $131.00 $117.70 $120.20 $130.50 $117.80 Advance Rate 88.30% 88.00% 87.20% 88.00% 90.00% 94.25% Weighted Avg. Interest Rate 4.60% 2.60% 4.02% 3.12% 3.35% 3.02% Stated Maturity 2037 2036 2034 2032 2031 2030 Weighted Avg. FICO Score 724 726 718 713 707 708 J Term Securitization v_> Initial Note Amount Outstanding111 2022-A $172 $142 2020-A 131 69 2018-A 118 39 2017-A 120 27 2016-A 131 16 2015-A 118 8 2013-A 111 0 Æ012-A 100 0 2010-A 108 0 BXG Legacy 2010 27 0 2008-A 60 0 2007-A 177 0 2006-B 139 0 2006-A (GE) 125 0 2005-A 204 0 2004-B 157 0 2004-A (GE) 39 O ~$430 Million of Available Credit Facility Liquidity Corporate Credit Line $130 $200 Syndicated Warehoused $145 Inventory Facility 3 $42 $42 Liberty Bank Facility® $30 $40 NBA Facility® $39 $70 Pacific Western Bank Facility® $44 $50 Outstanding Available® $250 As of 12/31/22. Subject to eligible collateral, if applicable, and terms and conditions of each facility. Facilities for the financing of the Company’s VOI notes receivable. Bluegreen Vacations 12

VOI Sales Finance Business

- Seller-financing provided for up to 90% of purchase price (down payment may include equity)
- Facilitates VOI sales and earns net interest spread
- Weighted average interest rate: 15.3%(1)
- In-house servicing team

Net Interest Spread
For the year ended 12/31/2022
($ in millions)



$98
$18
$80
Interest Income on VOI Notes Receivable Portfolio
-
Interest Expense on Receivable-Backed Debt
=
Financing Revenue

FICO Profiles as of 12/31/2022(2)



601-700
38%
<601(2)
3%
Average FICO score of 728(3)
701+
59%

Average Annual Default Rate



8.44%
8.45%
As of 12/31/2021
As of 12/31/2022

(1) As of 12/31//2022. Rate depends on FICO score, down payment, existing ownership and ACH participation.
(2) Includes obligors with no FICO score (primarily foreign buyers).
(3) Weighted-average FICO score for 2022 originations as of 12/31/22 after a 30-day, "same as cash" period from the point of sale.

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Differentiated Owner Base Avg. Customer Household Income (1) $125 $110 $90 $86 $71 MARIOTT VACATIONS WORLDWIDE Hilton Grand Vacations TRAVEL + LEISURE Bluegreen Vacations US Median Avg. Customer Household Income (1) Baby Boomer 24% Silent Gen 3% Unknown 16% Gen Z(3) 2% Millennial 26% Gen X 29% Generation US Adult Population Millennial 22% Gen X 20% Baby Boomer 21% Silent Gen 6% Gen Z 21% Above: VAC, HGV and TNL data from 2023, 2022 and 2018 investor presentations, respectively, issued by each. Bluegreen internal data from 2022. US Median income from US Census Bureau (2021). Represents owner age at time of purchase for sales to new owners 1/1/19-12/31/22. US Adult Population from US Census Bureau (2021) The majority of the Gen Z population is under 25 and does not qualify for our timeshare product. Bluegreen Vacations 14

Sector Comparison

($ in millions, except per share figures)	Share price data: Price	YTD Δ	% of 52-wk high	Div. yield	Market cap	Enterprise value	EV / 2022A EBITDA (1)	EV / 2023E EBITDA (1)	EV / 2024E EBITDA (1)	Net debt / 2022E EBITDA (1)
Marriott Vacations Worldwide (VAC)	$132.90	(1.3%)	80.1%	2.2%	$5,097	$7,705	8.0x	7.9x	7.4x	2.7x
Hilton Grand Vacations, Inc. (HGV)(2)	42.47	10.2%	77.9%	–	4,866	7,346	6.9x	6.6x	6.3x	2.3x
Travel + Leisure Co. (TNL)	37.47	2.9%	62.5%	4.8%	2,992	5,838	6.8x	6.3x	6.0x	3.1x
Bluegreen Vacations (BVH)(3)	26.31	5.4%	76.1%	2.3%	472	738	5.3x	5.3x	5.5x	1.9x
Mean	**$59.79**	**4.3%**	**74.1%**	**2.3%**	**$3,357**	**$5,407**	**6.8x**	**6.5x**	**6.3x**	**2.5x**
Median	**$39.97**	**4.2%**	**77.0%**	**2.2%**	**$3,929**	**$6,592**	**6.8x**	**6.5x**	**6.1x**	**2.5x**

Source: BVH, TNL, VAC and HGV debt balance as of Q4 2022, adjusted for subsequent events publicly disclosed; FactSet as of 3/17/2023.
(1) EBITDA has not been reduced by non-cash stock-based compensation.
(2) HGV merger with Diamond was completed on August 2, 2021. HGV consensus reflects post-Diamond merger EBITDA.
(3) On December 30, 2022, BVH completed a tender offer, a total of 3.04m shares of Class A shares for an aggregate price of ~$76m at $25 per share

Note: Third party data has been derived from the appropriate company's public filings. We do not conform or take any responsibility for the accuracy of such information.

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For additional information, please contact: Leo Hinkley, Investor Relations Officer, Managing Director Telephone: 954-399-7193 Email: Leo.Hinkley@BVHCorp.com Thank you! APPENDIX For more information, see the Earnings Release dated March 13, 2023, and the Annual Report on Form 10K filed with the Securities and Exchange Commission. Further, the Company refers to certain non-GAAP financial measures, including system-wide sales of VOIs, Adjusted EBITDA attributable to shareholders, and free cash flow, which are defined in the Company’s Earnings Release and Annual Report on Form 10-K for the year ended December 31, 2022. Please see the supplemental tables attached herein for additional information and reconciliation of such non-GAAP financial measures. 16

Consolidated Statements of Operations and Comprehensive Income (Unaudited) (In thousands, except per share data) s Revenue: Gross sales of VOIs Provision for loan losses Sales of VOIs Fee-based sales commission revenue Other fee-based services revenue Cost reimbursements Interest income Other income, net Total revenues Costs and Expenses: Cost of VOIs sold Cost of other fee-based services Cost reimbursements Interest expense Selling, general and administrative expenses Other expense, net Total costs and expenses Income before income taxes Provision for income taxes Income from continuing operations Benefit for income taxes Net income from discontinued operations Net income Less: Income attributable to noncontrolling interests - continuing operations Net income attributable to shareholders $ Basic earnings per share from continuing operations S Basic earnings per share from discontinued operations Basic earnings per shares Diluted earnings per share from continuing operations $ Diluted earnings per share from discontinued operations Diluted earnings per share'11 Cash dividends declared per Class A and B common shares i S For the Three Months Ended December 31. For the Years Ended December 31. 2022 2021 2022 2021 163,861 S 119,918 S 636,156 S 426,556 (26,642) 21¿75¿ <72'78S> 137,219 15,473 98,643 31,400 535,725 72,647 353,768 128,321 33,357 32,195 131910 123,454 22,444 18,207 77,394 69,066 28^33 21,905 99,739 81,691 1240 653 2.014 813 237966 203,003 919.429 757.113 13,797 9,829 5S,665 29,504 16,715 14J10 58,447 58.812 22,443 18208 77,394 69,066 14,018 8,057 42953 35,329 153,193 127,558 571,532 465,806 220,166 177,962 S11991 658,517 17,800 25,041 107,438 93,596 (5,239) (9,807) (26,1ST) (26.664) 12,561 15-234 SI,251 71,932 • 900_ ^ 900 • 900_ 900 12,561 16,134 81,251 72,832 4912 3.004 16,866 14,102 7,649 S 13,130 S 64,3S5 S 58,730 0.41 S 0.59 S 3.26 S 2.79 — 0.04 0.04 0.41 S 0.63 S 326_ S 283_ 0.41 $ 0.59 S 3.24 S 2.79 0.04 0.04 0.41 0.15 3.24 2.83 0.45 0.63 $ - S t Basic and Diluted EPS are calculated the same for both Class A and B common shares. Bluegreen Vacations 17

Consolidated Statements of Cash Flows (Unaudited)

(In thousands)

	For the Years Ended December 31, 2022	2021	2020
Operating activities:			
Net income (loss)	$ **81,251**	$ 72,832	$ (77,165)
Adjustment to reconcile net income (loss) to net cash provided by operating activities:			
Recoveries from loan losses, net, from discontinued operations	**—**	—	(5,844)
Provision for loan losses	**100,431**	72,788	56,941
Depreciation, amortization and accretion, net	**20,931**	19,981	24,771
Share-based compensation expense	**3,384**	1,036	25,417
Net losses on sales of real estate and property and equipment	**286**	225	1,428
Equity earnings of unconsolidated real estate joint ventures	**—**	—	(49)
Return on investment in unconsolidated real estate joint ventures	**—**	—	3,933
Loss on the deconsolidation of IT'SUGAR, LLC	**—**	—	3,326
Increase (decrease) in deferred income tax liability	**17,505**	10,374	(9,243)
Impairment losses	**—**	—	31,588
Changes in operating assets and liabilities:			
Notes receivable	**(206,599)**	(109,761)	(17,722)
VOI inventory	**(54,344)**	12,517	(185)
Trade inventory	**—**	—	279
Real estate inventory	**—**	—	925
Prepaids expense and other assets	**5,235**	(14,100)	14,051
Accounts payable, accrued liabilities and other, and deferred income	**19,027**	11,074	(23,372)
Net cash (used in) provided by operating activities	$ **(12,893)**	$ 76,966	$ 29,079
Investing activities:			
Return of investment in unconsolidated real estate joint ventures	**—**	—	4,631
Investments in unconsolidated real estate joint ventures	**—**	—	(14,009)
Proceeds from repayment of loans receivable	**—**	—	6,127
Proceeds from sales of real estate	**—**	—	2,151
Proceeds from sales of property and equipment	**—**	—	190
Additions to real estate	**—**	—	(70)
Purchases of property and equipment	**(15,098)**	(13,598)	(11,779)
Other investing activities	**—**	—	(1,210)
Net cash used in investing activities	$ **(15,098)**	$ (13,598)	$ (13,969)

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Consolidated Statements of Cash Flows (Continued) (In thousands) Financing activities: Repayments of notes payable, line of credit facilities and other borrowings Proceeds from notes payable and other borrowings Redemption of junior subordinated debentures Payments for debt issuance costs Cash transferred in spin-off of BBX Capital, Inc. Merger consideration Purchase and retirement of common stock Dividends paid on common stock Distributions to noncontrolling interests Tender offer Purchase and retirement of subsidiary common stock Net cash provided by (used in) financing activities Net increase (decrease) in cash, cash equivalents and restricted cash Cash, cash equivalents and restricted cash at beginning of period Cash, cash equivalents and restricted cash at end of period Supplemental cash flow information: Interest paid on borrowings, net of amounts capitalized Income taxes refunded Income taxes paid For the Years Ended December 31, 2022 2021 2020 S (264,077) $ (211,027) $ (317,952) 4S6,575 111.054 278,091 — (4,186) — (6,616) (436) (3,194) (Qfi, fid?'» (623) (54,437) (9,021) /a onm (27,275) /a onn'» (1,144) /I ■) AQ/i\ (4,900) (76,0S4) (4,yuu) — — (11,741) S 71,440 $ (137,393) $ (164,876) 43,449 (74,025) (149,766) 1S3,079 257,104 406,870 S 226,52S $ 183,079 $ 257,104 S 36,004 $ 31,754 $ 5,312 19,068 33,083 8,018 913 Bluegreen Vacations 19

Consolidated Balance Sheets (Unaudited) (In thousands, except share data) December 31, 2022 December 31, 2021 ASSETS Cash and cash equivalents Restricted cash ($19,461 and $15,956 in VIEs at December 31,2022 and 2021, respectively) S 175,683 $ 50,845 140,225 42,854 Notes receivable 763,801 609,429 Less: Allowance for loan loss (211,311) (163,107) Notes receivable, net ($354,403 and $248,873 in VIEs at December 31, 2022 and 2021, respectively) 552,490 446,322 Vacation ownership interest ("VOI") inventory 389,864 334,605 Property and equipment, net 85,915 87,852 Intangible assets, net 61,293 61,348 Operating lease assets 22,963 33,467 Prepaid expenses 23,833 25,855 Other assets 35,499 37,984 Total assets s 1,398385 $ 1,210,512 LIABILITIES AND EQUITY Liabilities Accounts payable S Deferred income Accrued liabilities and other Receivable-backed notes payable - recourse Receivable-backed notes payable - non-recourse (in VIEs) Note payable to BBX Capital, Inc. Other notes payable and borrowings Junior subordinated debentures Operating lease liabilities Deferred income taxes Total liabilities 1,154,392 906,712 Commitments and contingencies (See Note 12) 21389 $ 14,614 15,675 13,690 110,048 100,131 20,841 22,500 440,781 340,154 50,000 50,000 218,738 97,125 136,011 134,940 27,716 37,870 113,193 95,688 Equity Preferred Stock of $0.01 par value; authorized 10,000,000 shares Class A Common Stock of $0.01 par value; authorized 30,000,000 shares; issued and outstanding 12,165,825 in 2022 and 17,118,392 in 2021 Class B Common Stock of $0.01 par value; authorized 4,000,000 shares; issued and outstanding 3,664,117 in 2022 and 3,664,412 in 2021 Additional paid-in capital Accumulated earnings Total Bluegreen Vacations Holding Corporation equity Non-controlling interests Total equity Total liabilities and equity — — 122 171 37 37 46,821 124,680 173,909 69,316 171,660 243,433 72 333 60,367 243,993 303,800 s 1,398385 $ 1 3 10,512 Bluegreen Vacations 20

Free Cash Flow Reconciliation(1) (in thousands) Nel cash (used in) provided by operating activities Purchase of property and equipment Free Cash Flow For the Twelve Months Ended December 31. 2022 2021 S (12.893) S 76,966 (15.098) (13.598) S (27.991) S 63.368 Free cash flow is a non-GAAP measure defined as cash provided by operating activities less capital expenditures for property and equipment. The Company focuses on the generation of free cash flow and considers free cash flow to be a useful supplemental measure of its ability to generate cash flow from operations and is a supplemental measure of liquidity. Free cash flow should not be considered as an alternative to cash flow from operating activities as a measure of liquidity. The Company’s computation of free cash flow may differ from the methodology used by other companies. Investors are cautioned that items excluded from free cash flow are a significant component in understanding and assessing the Company’s financial performance. Bluegreen Vacations 21

Adjusted EBITDA Attributable to Shareholders Reconciliation On thousands) Net income attributable to its shareholders Net income attributable to the non-controlling interest continuing operations Net Income Add: Depreciation and amortization Less: Interest income (other than interest earned on VOI notes receivable) Add: Interest expense - corporate and other Add: Provision for income taxes EBITDA Add: Share - based compensation expense Loss on assets held for sale Add: Severance and other Add: Retail marketing reorganization Adjusted EBITDA Adjusted EBITDA attributable to the non-controlling interest Adjusted EBITDA attributable to shareholders For the Three Months Ended December 31. For the Year Ended December 31, 2022 2021 2022 2021 $ 7,649 S 13,131 S 64,385 S 57,830 4.912 3.004 16,866 14.102 12,561 16,135 81,251 71,932 4,351 3,975 15,889 15,653 (1,219) (102) (1,710) (36S) 8,386 4,489 25,042 19,842 5.239 8.907 26,187 26.664 29,318 33,404 146,659 133,723 986 427 3,384 1,036 262 182 230 158 1,600 _ 1,600 2,403 5.040 5.040 37,206 34,013 156,913 137,320 (4.970) (3.035) (17,101) (15.286) S 32,236 S 30.978 s 139,812 S 122,034 Bluegreen Vacations 22